Exhibit 10.1

AMENDMENT AGREEMENT

dated 26 January 2012

between

THE ROYAL BANK OF SCOTLAND PLC

as Original Lender, Arranger, Agent and Security Agent

and

GULFMARK AMERICAS, INC.

as Borrower

and

GULFMARK OFFSHORE, INC.

as Parent and Original Guarantor

Relating to a US$200,000,000 Facility Agreement dated 17 December 2009

McGrigors LLP

Johnstone House

52-54 Rose Street

ABERDEEN

ABIO 1UD

Tel: +44 (0)1224 377900

Fax: +44 (0)1224 377901

E-Mail: enquiries@mcgrigors.com

Web Site: http://www.mcgrigors.com

10161804_5.TMP

TABLE OF CONTENTS

Clause	Heading	Page No.

1	INTERPRETATION

2	AMENDMENTS	1

3	LONGSTOP	4

4	GUARANTEE AND SECURITY	4

5	REPEATING OF REPRESENTATIONS	5

6	FEES	5

7	FINANCE DOCUMENT	5

8	COUNTERPARTS	5

9	GOVERNING LAW	5

SCHEDULES

Schedule 1	Conditions Precedent to the Effective Date	6

i

THIS AGREEMENT is made on                          January 2012 between:

(1)	GULFMARK AMERICAS, INC. a company incorporated in Delaware with charter number 4071108 (the “Borrower”);

(2)	GULFMARK OFFSHORE, INC., a company incorporated in Delaware with charter number 2689611 (the “Parent” and “Original Guarantor”);

(3)	THE ROYAL BANK OF SCOTLAND PLC as arranger (the “Arranger”);

(4)	THE ROYAL BANK OF SCOTLAND PLC as original lender (the “Original Lender”);

(5)	THE ROYAL BANK OF SCOTLAND PLC as agent of the other Finance Parties (the “Agent”); and

(6)	THE ROYAL BANK OF SCOTLAND PLC as security trustee for the Secured Parties (the “Security Agent”).

1	INTERPRETATION

1.1	Definitions

Unless otherwise defined in this Agreement or the context otherwise requires, terms defined in the Facility Agreement (as defined below) (whether expressly or by incorporation) shall have the same meaning when used in this Agreement. In addition:

“2012 Fee Letter” means the arrangement fee letter referred to in paragraph 3(b) of Schedule 1 (Conditions Precedent to the Effective Date) of this Agreement;

“Effective Date” means the date on which the Agent confirms to the Borrower that it has received all of the documents and evidence listed in Schedule 1 (Conditions Precedent to the Effective Date) of this Agreement in each case in a form and substance satisfactory to it; and

“Facility Agreement” means the Facility Agreement dated 17 December 2009 entered into between, inter alia, the Borrower and the Agent as modified, amended, restated, supplemented or novated from time to time prior to the date of this Agreement.

1.2	Incorporation

The provisions of clauses 1.3 (Third Party Rights) (as amended by this Agreement), 35 (Notices), 37 (Partial Invalidity), 38 (Remedies and waivers) and 43 (Enforcement) of the Facility Agreement shall be incorporated into, and apply to, this Agreement, mutatis mutandis, as if the same had been set out in full herein.

2	AMENDMENTS

2.1	From the Effective Date, the Facility Agreement shall be amended as follows:

(a)	the definition of “Appraisal Date” as it appears in Clause 1.1 of the Facility Agreement shall be deleted in its entirety and replaced with the following:

“Appraisal Date” means the date of this Agreement, 30 June 2010 and every 31 December and 30 June thereafter and the date of any proposed substitution under Clause 25 (Collateral Vessel Sale and Substitution).”

(b)	the definition of “Hedge Counterparty” as it appears in Clause 1.1 of the Facility Agreement shall be deleted in its entirety and replaced with the following:

“Hedge Counterparty” means (i) any Lender and (ii) any Affiliate of any Lender, in either case in its capacity as hedge counterparty in respect of any hedging arrangements it has entered into with the Borrower contemplated by, or pursuant to, the Hedging Policy Letter or this Agreement.”

(c)	the definition of “Hedging Policy Letter” as it appears in Clause 1.1 of the Facility Agreement shall be amended by the addition of the words “or other written correspondence” after the word “letter” where it appears in the first line of such definition.

(d)	the definition of “Secured Parties” as it appears in Clause 1.1 of the Facility Agreement shall be amended by the addition of the words ”, any Hedge Counterparty” after the word “Agreement” where it appears in the first line of such definition.

(e)	the definition of “Termination Date” as it appears in Clause 1.1 of the Facility Agreement shall be deleted in its entirety and replaced with the following:

“Termination Date” means 1 July 2014”

(f)	Clause 1.3 (Third party rights) of the Facility Agreement shall be amended so that the words “A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Agreement”, which currently appear in the first two lines of clause 1.3 (Third party rights) of the Facility Agreement, shall be deleted.

(g)	Clause 6.1(a) of the Facility Agreement shall be deleted in its entirety and replaced with the following new clause 6.1(a):

“(a) The Borrower shall repay the Loan in full on the Termination Date.”

(h)	the definition of “Tax Confirmation” as it appears in Clause 14.1 of the Facility Agreement shall be amended so that the paragraphs numbered (c), (d) and (e) shall be numbered (a), (b) and (c) respectively.

(i)	Clause 15.1 (Increased Costs) of the Facility Agreement shall be amended so that:

(i)	the words “(including, for the avoidance of doubt, any law or regulation implementing Basel III)” are inserted at the end of the clause 15.1(a); and

(ii)	an additional clause 15.1(c) shall be inserted after clause 15.1(b) as follows:

“(c)	“Basel III” means:

(i)	the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated; and

(ii)	and further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III.”

(j)	Clause 21.6 (Quarterly fleet contract summary report) of the Facility Agreement shall be amended so that the words “within 30 days” where they appear on the first line shall be deleted and replaced with the words “no later than 40 days”.

(k)	Clause 22.1(a) (Leverage Ratio) of the Facility Agreement shall be deleted in its entirety and replaced with the following new Clause 22.1(a):

“(a)	Leverage Ratio: The Parent shall not permit the Leverage Ratio, for any Financial Quarter ending during any period set forth below, to exceed the ratio set forth opposite such Financial Quarter;

Financial Quarter Ending	Leverage Ratio

on or after 31 March 2010 and on or prior to 31 December 2010	3.0 to 1.0

on or after 31 March 2011 and on or prior to 31 December 2011	2.75 to 1.0

on or after 3l March 2012 and on or prior to 31 December 2012	2.5 to l.0

on or after 31 March 2013 and on or prior to 31 December 2013	2.25 to 1.0

on or after 31 March 2014	2.0 to 1.0

(l)	Clause 22.1(d) (Collateral to Debt Ratio) of the Facility Agreement shall be deleted in its entirety and replaced with the following new Clause 22.1(d):

“(b)	Collateral to Debt Ratio: The Collateral to Debt Ratio shall be tested at the end of each Financial Quarter and shall be:

i.	in the period to and including 31 December 2011 at least 1.65 to 1.0; and

ii.	in the period from 1 January 2012 to the Termination Date at least 2.0 to 1.0.

(m)	Clause 23.23(a) of the Facility Agreement shall be deleted in its entirety and replaced with the following new clause 23.23(a):

“(a)	an Appraised Value for each of the Collateral Vessels (i) no later than 40 days after each Appraisal Date and (ii) within 30 days after a written request by the Agent (but not more than once between each Quarter Date) where the Agent reasonably believes a Default has occurred (which shall be at the expense of the Borrower).”

(n)	Clause 26.2(b) of the Facility Agreement shall be amended so that the words “10 Business Days” shall be deleted and replaced with the words “5 Business Days”.

(o)	Clause 30.2(b)(iii) of the Facility Agreement will be amended so that the words “pari passu between the Secured Parties;” shall be deleted and replaced with the words “in accordance with Clause 33.6 (Partial Payments);”.

(p)	Clause 33.6 (Partial Payments) will be deleted in its entirety and replaced with a new Clause 33.6 as set out in Schedule 2 of this Agreement.

3	LONGSTOP

(a)	If the Effective Date has not occurred by 5pm, London time, on January 31, 2012, then this Agreement shall automatically terminate.

(b)	The Agent shall promptly notify the Borrower of the occurrence of the Effective Date.

4	GUARANTEE AND SECURITY

With effect from the Effective Date, each Obligor confirms that any security or guarantee created or given by it under the Finance Documents (including under clause 19 (Guarantee and indemnity) of the Facility Agreement) will:

(a)	continue in full force and effect; and

(b)	extend to all liabilities and obligations of the Obligors arising under the Facility Agreement as amended by this Agreement.

5	REPEATING OF REPRESENTATIONS

Each Obligor makes the Repeating Representations to each Finance Party on the date of its signature of this Agreement and on the Effective Date.

6	FEES

(a)	The Borrower shall pay an arrangement fee in the amount and at the times agreed in the 2012 Fee Letter.

(b)	The Borrower shall promptly on demand pay the Agent the amount of all reasonable costs and expenses (including reasonable legal fees) incurred by it in connection with the entering into of this Agreement and the transactions contemplated thereby.

7	FINANCE DOCUMENT

Each of the Parent and Agent hereby designate each of this Agreement and the 2012 Fee Letter as Finance Documents for the purposes of the Facility Agreement and the other Finance Documents.

8	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9	GOVERNING LAW

This Agreement and any non-contractual obligation arising out of or connected with this Agreement are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULES

Schedule 1

Conditions Precedent to the Effective Date

1	Repayment of principal amount

Confirmation by the Agent that it has received a payment of $1,666,666.67 from the Borrower to reduce the outstanding balance under the Facility Agreement to US$140,000,000.

2	The Obligors

(a)	Certified true copies of the following:

(i)	Certificate of Good Standing (Texas) for GulfMark Americas, Inc.;

(ii)	Certificate of Good Standing (Texas) for GulfMark Offshore, Inc.;

(iii)	Certificate of Good Standing (Delaware) for GulfMark Americas, Inc.;

(iv)	Certificate of Good Standing (Delaware) for GulfMark Offshore, Inc.;

(v)	Certificate of Good Standing (Delaware) for GulfMark Management, Inc.;

(vi)	Certificate of UCC Search from Delaware on GulfMark Americas, Inc.;

(vii)	Certificate of UCC Search from Delaware on GulfMark Offshore, Inc.;

(viii)	Certificate of UCC Search from Delaware on GulfMark Management, Inc.;

(ix)	Bylaws of GulfMark Offshore, Inc.;

(x)	Certificate of Incorporation of GulfMark Offshore, Inc.; and

(xi)	Corporate Resolutions and Certificates of Incumbency.

(b)	A copy of a resolution of the board of directors of each Obligor and GulfMark Management, Inc:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute, deliver and perform the documents required hereby to which it is a party;

(ii)	authorising a specified person or persons to execute the documents required hereby to which it is a party on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the documents to which it is a party.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above in relation to such documents.

(d)	A certificate of the Parent confirming that the amendments contemplated in this Agreement would not cause any borrowing, guarantee, security or similar limit binding on any Original Obligor or GulfMark Management. Inc to be exceeded.

(e)	A certificate of an authorised signatory of the Parent or other relevant Obligor certifying that each copy of its resolutions specified in this Schedule 1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

(f)	An officer’s certificate of each Obligor and GulfMark Management, Inc certifying that there has been no change to its Certificate of Incorporation, Bylaws (except in the case of the Parent), Domicile Address, EIN and Charter Number since the documents were last provided to the Agent.

3	Finance Documents

(a)	This Agreement executed by the Borrower and Original Guarantor.

(b)	The 2012 Fee Letter executed by the Borrower.

(c)	A guarantee/ security confirmation letter executed by GulfMark Management, Inc.

4	Fees

Evidence of payment of all fees, costs and expenses payable by the Borrower in connection with this Agreement (including the fees payable pursuant to Clause 6 (Fees)).

5	Legal Opinions

The following legal opinions, each addressed to the Agent, the Security Agent and the Original Lenders and capable of being relied upon by the Finance Parties:

(a)	A legal opinion of McGrigors LLP, UK legal advisers to the Agent and the Arranger as to English law substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(b)	A legal opinion of Fulbright & Jaworski LLP, US legal advisers to the Borrower, GulfMark Management, Inc and Parent as to US and Delaware law substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(c)	A legal opinion of Strasburger & Price, LLP, US legal advisers to the Borrower, GulfMark Management, Inc and Parent as to US and Delaware law substantially in the form distributed to the Original Lenders prior to signing this Agreement.

6	Other documents and evidence

(a)	Certified copy of the Group Structure Chart

Schedule 2

33.6	Partial payments

(a)	If the Agent receives a payment for application against amounts due in respect of any Finance Documents that is insufficient to discharge all the amounts then due and payable by an Obligor under those Finance Documents, the Agent shall apply that payment towards the obligations of that Obligor under those Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Agent and the Security Agent under those Finance Documents;

(ii)	secondly, in or towards payment pro rata of:

(a)	any accrued interest, fee or commission due but unpaid under those Finance Documents (other than any Hedging Agreements); and

(b)	any amounts (not being amounts payable as a result of termination or closing out of all or any part of a Hedging Agreement) due but unpaid to a Hedge Counterparty under any Hedging Agreements;

(iii)	thirdly, in or towards payment pro rata of:

(a)	any principal due but unpaid under those Finance Documents (other than any Hedging Agreement); and

(b)	any amounts due but unpaid to a Hedge Counterparty as a result of the termination or closing out of all or any part of any Hedging Agreement;

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)	The Agent shall, if so directed in writing by both the Majority Lenders and the Hedge Counterparties, vary the order set out in paragraphs (a)(ii) to (iv) above.

(c)	Paragraphs (a) and (b) above will override any proposed allocation of funds made by an Obligor.

SIGNATORIES

THE PARENT AND ORIGINAL GUARANTOR GULFMARK OFFSHORE, INC.
BY:
THE BORROWER

GULFMARK AMERICAS, INC.
BY:
THE ARRANGER

THE ROYAL BANK OF SCOTLAND PLC
BY:
THE AGENT

THE ROYAL BANK OF SCOTLAND PLC
BY:
THE SECURITY AGENT

THE ROYAL BANK OF SCOTLAND PLC
BY;
THE ORIGINAL LENDER

THE ROYAL BANK OF SCOTLAND PLC
BY:

SIGNATORIES

THE PARENT AND ORIGINAL GUARANTOR

GULFMARK OFFSHORE, INC.
By:
THE BORROWER

GULFMARK AMERICAS, INC.
By:
THE ARRANGER

THE ROYAL BANK OF SCOTLAND PLC
BY:
THE AGENT

THE ROYAL BANK OF SCOTLAND PLC
BY:
THE SECURITY AGENT

THE ROYAL BANK OF SCOTLAND PLC
BY;
THE ORIGINAL LENDER

THE ROYAL BANK OF SCOTLAND PLC
BY: